EXHIBIT 10.90

AMENDMENT TO SECURITY AGREEMENT

THIS AMENDMENT TO SECURITY AGREEMENT ("Amendment") is made as of this 6th day of February, 2008, by and between CMARK INTERNATIONAL, INC. (f/k/a Commercial Marketing Corporation and Commercial Marketing Corp.), a South Carolina corporation (the "Borrower") and STERLING MANAGEMENT GROUP, INC. (f/k/a Sterling Management, LLC or Sterling Management, Inc.), a Minnesota corporation (the "Secured Party").

RECITALS:

WHEREAS, the Secured Party and the Borrower are parties to that certain Promissory Note dated as of August 25, 2005 under which the Secured Party agreed to extend a loan to Borrower in the original principal amount of $750,000 (the "Note"); and

WHEREAS, as a condition precedent to the Note, Secured Party required Borrower to execute and deliver to Secured Party that certain Security Agreement made effective as of August 25, 2005 (the "Security Agreement"); and

WHEREAS, Borrower and Secured Party desire to amend the Security Agreement, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.             Defined Terms.    The following terms are hereby amended and modified in their entirety to read as follows:

(a)
"Secured Party":    "Secured Party" shall mean Sterling Management Group, Inc., a Minnesota corporation, and its affiliates, designates and successors, and including without limitation, Kevin and Amanda DeMerit

(b)
"Obligation”:    "Obligation" shall mean all of the interest, principal and other amounts payable under that certain promissory note dated August 25, 2005, payable by Borrower to Secured Party in the original principal amount of $750,000, bearing interest at 18% per annum, if timely paid, and obligations under various promissory notes issued by Borrower to Kevin and Amanda DeMeritt.

Section 2.             Borrower Covenants and Acknowledgments.   By execution hereof, Borrower acknowledges and agrees:

(a)
Financial Account Consent Agreement.    Borrower hereby expressly acknowledges and agrees that the Financial Account Consent Agreement dated as of December 18, 2007 by and between Borrower, Secured Party and Community Resource Bank extends to all Obligations, as amended.

(b)
Authorization:    Borrower hereby expressly acknowledges and agrees that (i) this Amendment has been duly authorized by Borrower, (ii) the signature appearing below is the authentic signature of an officer of Borrower who has been duly elected to and now holds the office opposite his/her name, and (iii) this Amendment constitutes the legal and binding obligation of the Borrower, enforceable according to its terms by Secured Party free of any claim, defense or offset.

(c)	Financing Statement: Borrower consents to the amendment and continuation of any and all financing statements reflecting the agreements contained herein.

Section 3.            Binding Nature of Documents.    Borrower and Secured Party acknowledge and agree that the terms, conditions and provisions of the Note, Security Agreement, and any and all other documents executed and delivered by it in connection therewith (collectively the "Loan Documents") are fully binding and enforceable agreements, and are not subject to any defense, counterclaim, set off or other claim of any kind or nature. Borrower hereby reaffirms and restates its agreements, duties, obligations and liability under the Loan Documents. Borrower acknowledges that the delivery of this Amendment and the representations, acknowledgments, covenants and agreements contained in this Amendment is a specific condition to Secured Party's agreement to extend the Note.

Section 4.            Scope of Amendment.    Except as amended hereby the terms, conditions and provisions of the Loan Documents shall remain unchanged and shall be of full force and effect.

Section 5.            Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. Any executed counterpart of this Amendment delivered by facsimile or other electronic transmission to a party hereto shall constitute an original counterpart of this Amendment.

Section 5.             Recitals.    The recitals to this Amendment are hereby incorporated into and made a part of this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the day and year first set forth above.

BORROWER:
CMARK INTERNATIONAL, INC.,
a South-Carolina corporation

By:	/s/ Charles W. Jones
Name:	Charles W. Jones
Its:	President

SECURED PARTY:

STERLING MANAGEMENT GROUP, INC.,
a Minnesota corporation

By:	/s/ Authorized Person
Name:	Authorized Person
Its:	Representative

PROMISSORY NOTE ACKNOWLEDGEMENT

THIS PROMISSORY NOTE ACKNOWLEDGEMENT ("Acknowledgement') is made as of this 6th day of February, 2008, by and between CMARK INTERNATIONAL, INC, (f/k/a Commercial Marketing Corp.), a South Carolina corporation ("Borrower") and STERLING MANAGEMENT GROUP, INC., (f/k/a Sterling Management, LLC and Sterling Management, Inc.), a Minnesota corporation ("Lender").

WHEREAS, the Borrower has executed and delivered to Lender its Promissory Note dated as of August 25, 2005 in the original principal amount of $750,000 (the "Note");

WHEREAS, Borrower and Lender have changed their names and desire to acknowledge their respective name changes;

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree and acknowledge as follows:

(a)
"Sterling Management, LLC" or "Sterling Management, Inc." shall be deleted and replaced with "Sterling Management Group, Inc.", a Minnesota corporation, and its affiliates, designees and successors, and including without limitation, Kevin and Amanda DeMeritt ("Sterling")". All subsequent references in the Note to "Sterling Management, LLC" or "Sterling Management, Inc." are hereby amended to read "Sterling".

(b)	"Commercial Marketing Corp." shall be deleted and replaced with "CMARK International, Inc." All subsequent references in the Note to "Commercial Marketing Corp." are hereby amended to read "CMARK".

(c)	The final maturity date of the Note shall be extended to June 30, 2008 (the "Maturity Date") at which time all unpaid principal and accrued interest shall be due and payable.

(d)	The Note shall bear interest at the rate of sixteen percent (16%) per annum on the unpaid principal balance thereof and all accrued but unpaid interest.

(e)	Upon execution hereof, Borrower shall make a payment to Lender in the amount of Twenty-five Thousand Dollars ($25,000), which payment shall be applied to principal.

(f)
Commencing on February 29, 2008, Borrower shall make monthly payments of Nine Thousand and No/100 Dollars ($9,000.00) and continuing thereafter on the same calendar day of each succeeding month until the Maturity Date at which time a final payment of all unpaid principal and accrued interest shall be due. All payments shall be applied first to accrued interest and the balance remaining, if any, to unpaid principal.

(g)	Except as amended hereby, the terms, conditions and provisions of the Note shall remain unchanged and shall be of full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement to be executed and delivered as of the day and year first set forth above.

BORROWER:

CMARK INTERNATIONAL, INC.,
a South Carolina corporation

By:	/s/ Charles W. Jones
Name:	Charles W. Jones
Its:	President

LENDER:

STERLING MANAGEMENT GROUP, INC.,
a Minnesota corporation

By:	/s/ Authorized Person
Name:	Authorized Person
Its:	Representative

AMENDMENT TO CONTINUING GUARANTY & WAIVER

THIS AMENDMENT,TO CONTINUING GUARANTY & WAIVER ("Amendment") is made as of this 6th day of  February, 2008, by and between, Sterling Management Group, Inc. and CHARLES W. JONES, JR., an individual residing in the State of South Carolina.

RECITALS:

WHEREAS, CMARK International, Inc. (Vida Commercial Marketing Corporation and Commercial Marketing Corp.), a South Carolina corporation (the "Company") and Sterling Management Group, Inc. (f/k/a Sterling Management, LLC) a Minnesota corporation (the "Lender") are parties to that certain Promissory Note dated as of August 25, 2005 under which the Lender agreed to extend a loan to Company in the original principal amount of $750,000 (the "Note"); and

WHEREAS, as a condition precedent to the Note, Lender required Guarantor to execute and deliver to Lender his Continuing Guaranty & Waiver dated as of August 25, 2005 (the "Guaranty"); and

WHEREAS, Company and Lender desire to amend the Guaranty, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.             Defined Terms.    The following terms are hereby amended and modified in their entirety to read as follows:

(a)
"Sterling Management, LLC"    Sterling Management, LLC shall be deleted and replaced with "Sterling Management Group, Inc.", a Minnesota corporation, and its affiliates, designees and successors, and including without limitation, Kevin and Amanda DeMeritt ("Sterling")". All subsequent references in the Guaranty to "Sterling Management, LLC" are hereby amended to read "Sterling".

(b)	"Commercial Marketing Corp.": All references in the Guaranty to "Commercial Marketing, Corp." are hereby amended to read "CMark International".

(c)	"Communications Network": All references in the Guaranty to "Communications Network" are hereby amended to read "Sterling".

Section 2.            Guarantor Covenants and Acknowledgements    By execution hereof, Guarantor acknowledges and agrees:

(a)
Amendment to Security Agreement.     Guarantor hereby expressly acknowledges that the Security Agreement between Company and Lender dated as of August 25, 2005, is being amended by that certain Amendment to Security Agreement executed contemporaneously herein to include the Company's obligations to Kevin and Amanda DeMeritt as secured Obligations.

(b)
Guaranty of DeMeritt Obligations.    Guarantor hereby expressly acknowledges and agrees that this Amendment to Continuing Guaranty & Waiver results in his unequivocal guaranty of the Company's obligations to Kevin and Amanda DeMeritt.

(c)
Authority and Enforceability.    Guarantor acknowledges and agrees (i) he has due capacity to execute this Amendment and (ii) this Amendment constitutes the legal and binding obligation of Guarantor, enforceable according to its terms by Lender free of any claim, defense or offset.

Section 2.           Binding Nature of Documents.    Guarantor acknowledges and agrees that the terms, conditions and provisions of the Note, Security Agreement, Continuing Guaranty & Waiver (each as amended) and any and all other documents executed and delivered in connection therewith (collectively the "Loan Documents") are fully binding and enforceable agreements, and are not subject to any defense, counterclaim, set off or other claim of any kind or nature. Guarantor hereby reaffirms and restates his agreements, duties, obligations and liability under the Loan Documents. Guarantor acknowledges that the delivery of this Amendment and the representations acknowledgments, covenants and agreements contained in this Amendment is a specific condition to Lender's agreement to extend the Note.

Section 3.            Scope of Amendment.    Except as amended hereby, the terms, conditions and provisions of the Guaranty shall remain unchanged and shall be of full force and effect.

Section 4.             Recitals.    The recitals to this Amendment are hereby incorporated into and made a part of this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, Guarantor has caused this Amendment to be executed and delivered as of the day and year first set forth above.

GUARANTOR:

By:	/s/ Charles W. Jones, Jr.
Name: Charles W. Jones, Jr.
Address:

February 6, 2008

CMARK International, Inc. – Commercial Marketing
c/o Eric Bromenshenkel and Charles W. Jones
9570 Two Notch Road, Suite 4
Columbia, South Carolina 29223

Gentlemen:

The purpose of this letter is to amend the terms outlined in our prior extension letter dated September 21, 2007 ("2007 Extension Letter") under with Sterling Management Group, Inc. (f/k/a Sterling Management, Inc.) ("Sterling') extended the maturity date of the Promissory Note dated August 25, 2005 due from CMARK International, Inc. (f/k/a Commercial Marketing Corp.) ("CMARK") (the "Note").

1.	CMARK will execute and deliver to Sterling the Promissory Note Acknowledgement, a true and correct copy of which is attached as Exhibit A.

2.	CMARK will execute and deliver to Sterling the Amendment to Security Agreement, a true and correct copy of which is attached as Exhibit B.

3.	CMARK will execute and deliver to Sterling the Amendment to Continuing Guaranty & Waiver, a true and correct copy of which is attached as Exhibit C.

4.	CMARK will execute and deliver to Sterling the Amendment to Financial Account Control Agreement, a true and correct copy of which is attached as Exhibit D.

5.
CMARK will take such actions as are requested by Sterling or are necessary to ensure that all extensions of credit or collateral by or on behalf of Kevin and Amanda DeMerritt are used to support only the specific surety bonds for the specific jobs for which such extensions of credit or collateral are requested.

6.	Upon execution hereof, CMARK shall deliver to Sterling a payment in the amount of Twenty-five Thousand Dollars ($25,000), which payment shall be applied to principal due under the Note.

7.
CMARK shall pay Sterling's costs and expenses in connection with the Note extension, including but not limited to any and all legal fees and costs. Any amount not paid by CMARK within ten (10) days of transmittal of an invoice for same shall be added as principal to the Note on the date payment from CMARK is due.

The terms set forth above are agreed to by:

	CMARK INTERNATIONAL, INC.,		STERLING MANAGEMENT GROUP, INC.,
	a South Carolina corporation		a Minnesota corporation

By:	/s/ Charles W. Jones	By:	/s/ Authorized Person
Name:	Charles W. Jones	Name:	Authorized Person
Its:	President	Its:	Representative

AMENDMENT TO FINANCIAL ACCOUNT CONSENT AGREEMENT

THIS AMENDMENT TO FINANCIAL ACCOUNT CONSENT AGREEMENT ("Amendment") is made as of this 6th day of February, 2008, by and between COMMUNITY RESOURCE BANK (the "Financial Institution") CMARK INTERNATIONAL, INC., a South Carolina corporation (the "Company''), and STERLING MANAGEMENT GROUP, INC. (f/k/a Sterling Management, LLC or Sterling Management, Inc.), a Minnesota corporation (the "Secured Party").

RECITALS:

WHEREAS, the parties have executed and delivered that certain Financial Account Consent Agreement dated as of December 18, 2007 (the "FACA"), which set forth certain terms and conditions with respect to Financial Accounts. All terms not defined herein shall have the meaning ascribed thereto in the FACA; and

WHEREAS, the parties desire to amend the FACA, subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Section 1.            Defined Terms.    The following term is hereby amended and modified in its entirety to read as follows:

"Secured Party": "Secured Party" shall mean Sterling Management Group, Inc., a Minnesota corporation, and its affiliates, designees and successors, and including without limitation, Kevin and Amanda DeMeritt.

Section 2.            Default Under Note.    In the event Sterling is required to fully exercise its right under the FACA to collect amounts due pursuant to that certain Promissory Note from Company to Sterling dated August 25, 2005, in the original principal amount of $750,000 (the "Note"), the Company shall pay to Sterling a penalty payment, which penalty payment shall be equal to three percent (3%) of the unpaid principal balance due and owing pursuant the Note at the time of exercise under the FACA.

Section 3.            Scope of Amendment.    Except as amended hereby, the terms, conditions and provisions of the FACA shall remain unchanged and shall be of full force and effect.

Section 4.            Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. Any executed counterpart of this Amendment delivered by facsimile or other electronic transmission to a party hereto shall constitute an original counterpart of this Amendment.

Section 5.            Recitals.    The recitals to this Amendment are hereby incorporated into and made a part of this Amendment as if fully set forth herein.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the day and year first set forth above.

FINANCIAL INSTITUTION:

COMMUNITY RESOURCE BANK

By:	/s/ Authorized Person
Name:	Authorized Person
Its:	Representative

COMPANY:

CMARK INTERNATIONAL, INC.,
a South Carolina corporation

By:	/s/ Charles W. Jones
Name:	Charles W. Jones
Its:	President

SECURED PARTY:

STERLING MANAGEMENT GROUP, INC.,
a Minnesota corporation

By:	/s/ Authorized Person
Name:	Authorized Person
Its:	Representative